Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Sal Gilbertie, President and Principal Executive Officer of Teucrium Trading, LLC, the Sponsor of Teucrium Commodity Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s Amendment No. 1 to the report on Form 10-K for the period ended December 31, 2010 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/Sal Gilbertie
Sal Gilbertie
President/Principal Executive Officer
Teucrium Trading, LLC, Sponsor of Teucrium Commodity Trust

Date:  April 28, 2011